                                                                EXHIBIT 4(k)
         NUMBER
        CU 17750                                       COMMON SHARES

                                              THIS CERTIFICATE IS TRANSFERABLE
                                                 IN CLEVELAND OR IN NEW YORK


                                                     CUSIP 185896 10 7
                                             See Reverse For Certain Definitions


              Incorporated Under The Laws Of The State of Ohio.

                             CLEVELAND-CLIFFS INC
   ========================================================================
  |    Certificate Number   |     Reference   |      Date    |    Shares   |
  |                         |                 |              |             |
   ========================================================================
   THIS CERTIFIES THAT


IS THE OWNER OF

                FULLY PAID AND NON-ASSESSABLE COMMON SHARES OF THE PAR VALUE OF ONE DOLLAR EACH OF

Cleveland-Cliffs Inc, transferable on the books of the Company by the registered holder in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Articles of the Company filed in the office of the Secretary of State of Ohio / copies of which are on file with the Company and with the Transfer Agent / to which the holder by acceptance hereof assents. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

        Witness the seal of the Company and the signatures of its duly authorized officers.

/s/ John E. Lenhard                                    /s/ M. Thomas Moore

  Secretary                  [CORPORATE SEAL]           Chairman and Chief
                          [CLEVELAND-CLIFFS INC]        Executive Officer


Countersigned and registered:
                SOCIETY NATIONAL BANK
                    (Cleveland, Ohio)            Transfer Agent
by                                                 And Registrar
     /s/ R. Halliz

                 Authorized Signature

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

        TEN COM     - as tenants in common                           UNIF GIFT MIN ACT - ................Custodian.................
                                                                                           (Cust)                   (Minor)
        TEN ENT     - as tenants by the entireties                                          under Uniform Gifts to Minors

        JT TEN      -  as joint tenants with right of                                        Act........................
                       survivorship and not as tenants                                                (State)
                       in common
                   Additional abbreviations may also be used though not in the above list.

                             CLEVELAND-CLIFFS INC

        A COPY OF THE EXPRESS TERMS OF THE SHARES REPRESENTED BY THIS CERTIFICATE AND OF ALL OTHER CLASSES AND SERIES OF SHARES WHICH
CLEVELAND-CLIFFS INC IS AUTHORIZED TO ISSUE WILL BE MADE TO ANY SHAREHOLDER WITHOUT CHARGE WITHIN FIVE DAYS AFTER RECEIPT FROM SUCH SHAREHOLDER OF A WRITTEN REQUEST THEREFOR, SUCH REQUESTS SHOULD BE ADDRESSED TO THE SECRETARY OF CLEVELAND-CLIFFS INC, 18TH FLOOR, DIAMOND BUILDING, 1100 SUPERIOR AVENUE, CLEVELAND, OHIO 44114-2589.

        For value received_________hereby sell, assign and transfer under

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
 ____________________________
|                            |
|____________________________|   _______________________________________________

 _______________________________________________________________________________
 PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
 ASSIGNEE.
 _______________________________________________________________________________

 _______________________________________________________________________________

 _________________________________________________________________________Shares
represented by the within Certificate and do hereby irrevocably constitute and appoint_________________________________________________________________________

________________________________________________________________________________
Attorney to transfer the said shares on the books of the within named Company with full power of substitution in the premises.
Dated____________________________________

                                        X______________________________________

        This Certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement between Cleveland-Cliffs Inc and Society National Bank, dated as of September 8, 1987, amended and restated as of November 19, 1991 and as may be further amended from time to time (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of Cleveland-Cliffs Inc. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this Certificate. Cleveland-Cliffs Inc will mail to the holder of this Certificate a copy of the Rights Agreement without charge within five business days after receipt of a written request therefor. Under certain circumstances, Rights benefically owned by an Acquiring Person or any Affiliate or Associate thereof (as such terms are defined in the Rights Agreement) and any subsequent holder of such Rights may become null and void.


            NOTICE:  THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH
   X THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.